Share-based Compensation (Tables)	6 Months Ended
Jun. 30, 2026
Share-Based Payment Arrangement [Abstract]
Summary of Restricted Stock Unit Activity

The following table summarizes restricted stock unit activity during the six months ended June 30, 2026.

	Restricted Stock Units	Weighted average grant date fair value
Nonvested as of December 31, 2025	4,371,152	$16.18
Granted (1)	12,719,026	$6.99
Vested (2)	(3,115,726)	$11.88
Forfeited	(196,143)	$10.23
Performance adjustments (3)	(572,597)	$-
Nonvested as of June 30, 2026	13,205,712	$8.42

(1)
Represents RSUs and PRSUs granted based on performance target achievement of 100%.
(2)
Represents the total number of shares vested during the period. Common shares issued, as presented within the unaudited condensed consolidated statement of shareholders' equity, are net of shares withheld for taxes. The total grant date fair value of units vested was $37,156.
(3)
Represents the adjustment to the number of PRSUs based on actual performance compared to target.